Westwood Holdings Group, Inc. Reports Second Quarter 2020 Results
Westwood SmallCap Fund Introduces Y Share Class
Westwood SmidCap Fund Introduces Ultra Share Class
Trading outsourced to improve client experience and internal operational efficiency

Dallas, TX, July 29, 2020 – Westwood Holdings Group, Inc. (NYSE: WHG) today reported second quarter 2020 earnings. Highlights from the quarter include:
▪Income Opportunity, Enhanced Balanced, SmallCap Value, Alternative Income, Global Convertible, LargeCap Select and Total Return strategies beat their primary benchmarks for the quarter.
▪Income Opportunity, Enhanced Balanced, Alternative Income, Global Convertible, MLP Opportunities and Total Return strategies achieved top quartile institutional rankings.
▪Revenues of $15.9 million compared with $16.7 million in the first quarter of 2020 and $21.7 million a year ago.
▪Net loss of $2.6 million compared with net income of $1.1 million in the first quarter of 2020 and $1.9 million a year ago. Non-GAAP Economic Earnings of $0.2 million, compared with $4.2 million in the first quarter of 2020 and $4.8 million a year ago.
▪Repurchased 407,697 shares of our common stock for an aggregate purchase price of $8.1 million.
▪At quarter-end, Westwood had $74.2 million in cash and short-term investments, stockholders' equity of $131.4 million and no debt.

Revenues were lower than the first quarter of 2020 and last year's second quarter principally as a result of lower average assets under management ("AUM").
AUM at June 30, 2020 totaled $11.9 billion versus $11.6 billion at March 31, 2020. The increase was due to market appreciation across the majority of our strategies, partially offset by net outflows in our Emerging Market and Global Convertible strategies.
The second quarter net loss of $2.6 million was lower than the first quarter's net income of $1.1 million primarily due to lower revenues, foreign currency transaction losses and higher income taxes partially offset by lower operating expenses. Diluted earnings (loss) per share ("EPS") for the second quarter was $(0.33) compared to $0.13 for the first quarter. Non-GAAP Economic Earnings for the second quarter were $0.2 million, or $0.03 per share, a decrease from $4.2 million, or $0.50 per share, in the first quarter.
The second quarter net loss of $2.6 million was lower than second quarter of 2019 net income of $1.9 million primarily due to lower revenues, partially offset by lower operating expenses, particularly employee compensation and benefits. Diluted EPS for the second quarter was $(0.33) compared to $0.22 for the second quarter of 2019. Non-GAAP Economic Earnings for the second quarter were $0.2 million, or $0.03 per share, down from $4.8 million, or $0.56 per share for the second quarter of 2019.

Brian Casey, Westwood’s President and CEO, commented, "As the Covid-19 pandemic casts its long shadow over our social and business lives, I want to thank all of our Westwood employees, mostly working from home, for serving our clients so well. I am very pleased to report that several of our portfolio strategies beat their benchmarks for the quarter and also performed well against their peers. Many challenges confront us in the current environment and accordingly, with the full support of our board, we have crafted a strategic plan to restructure certain business areas to reduce operating expenses while continuing to invest in our long-term growth initiatives. As part of this plan, our Westwood International Advisors office in Toronto will cease operations towards the end of the third quarter. Reviews of other business units and products not deemed commercially viable in the long run are likely to lead to additional actions that will be covered in the third quarter call. We believe this plan will enable us to better manage our business in this environment as well as pursue an array of future profitable growth initiatives."
Economic Earnings and Economic EPS are non-GAAP performance measures and are explained and reconciled with the most comparable GAAP numbers in the attached tables.
Westwood will host a conference call to discuss second quarter 2020 results and other business matters at 4:30 p.m. Eastern time today. To join the conference call, dial 877-303-6235 (U.S. and Canada) or 631-291-4837 (international). The conference call can also be accessed via our Investor Relations page at westwoodgroup.com and will be available for replay through August 6, 2020 by dialing 855-859-2056 (U.S. and Canada) or 404-537-3406 (international) and entering the passcode 4963578.
About Westwood Holdings Group
Westwood Holdings Group, Inc. is a focused investment management boutique and wealth management firm.
Westwood offers high-conviction equity and outcome-oriented solutions to institutional investors, private wealth clients and financial intermediaries. The firm specializes in three distinct investment capabilities: U.S. Value Equity, Multi-Asset and Emerging Markets Equity. To meet the full range of investors’ financial needs, access to these strategies is available through separate accounts, the Westwood Funds® family of mutual funds and other pooled vehicles. Westwood benefits from significant, broad-based employee ownership and trades on the New York Stock Exchange under the symbol “WHG.” Based in Dallas, Westwood also maintains offices in Boston, Houston and Toronto.
For more information on Westwood, please visit westwoodgroup.com.
Forward-looking Statements
Statements in this press release that are not purely historical facts, including, without limitation, statements about our expected future financial position, results of operations or cash flows, as well as other statements including without limitation, words such as “anticipate,” “believe,” “expect,” “could,” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation:
the composition and market value of our AUM; our ability to maintain our fee structure in light of competitive fee pressures; the impact of the recent COVID-19 pandemic; the significant concentration of our revenues in a small number of customers; our ability to avoid termination of client agreements and the related investment redemptions; regulations adversely affecting the financial services industry; competition in the investment management industry; our ability to develop and market new investment strategies successfully; our AUM include investments in foreign companies; our reputation and our relationships with current and potential customers; our ability to attract and retain qualified personnel; our ability to maintain effective cyber security; our ability to perform operational tasks; our ability to identify and execute on our strategic initiatives; our ability to maintain effective information systems; our ability to select and oversee third-party vendors; litigation risks; our ability to declare and pay dividends; our ability to fund future capital requirements on favorable terms; our ability to properly address conflicts of interest; our ability to maintain adequate insurance coverage; our ability to maintain an effective system of internal controls; our stock is thinly traded and may be subject to volatility; our organizational documents contain provisions that may prevent or deter another group from paying a premium over the market price to our stockholders to acquire our stock; we are a holding company dependent on the operations and funds of our subsidiaries; our relationships with investment consulting firms; and the other risks detailed from time to time in Westwood’s SEC filings, including, but not limited to, its annual report on Form 10-K for the year ended December 31, 2019 and its quarterly report on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, Westwood is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

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SOURCE: Westwood Holdings Group, Inc.

(WHG-G)
CONTACT:
Westwood Holdings Group, Inc.
Terry Forbes
Chief Financial Officer and Treasurer
(214) 756-6900

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019
REVENUES:
Advisory fees:
Asset-based	$9,328	$11,102	$14,695
Performance-based	695	—	120
Trust fees	5,657	5,951	6,444
Trust performance-based fees	40	—	—
Other, net	155	(384)	450
Total revenues	15,875	16,669	21,709

EXPENSES:
Employee compensation and benefits	10,787	12,668	11,378
Sales and marketing	253	478	514
Westwood mutual funds	434	515	661
Information technology	2,030	2,031	2,282
Professional services	991	1,193	1,169
General and administrative	2,191	2,306	2,402
(Gain) loss on foreign currency transactions	1,323	(2,938)	724
Total expenses	18,009	16,253	19,130
Net operating income (loss)	(2,134)	416	2,579
Unrealized gains (losses) on private investments	159	(995)	—
Investment income	124	544	—
Other income	34	34	77
Income (loss) before income taxes	(1,817)	(1)	2,656
Income tax expense (benefit)	758	(1,103)	795
Net income (loss)	$(2,575)	$1,102	$1,861
Other comprehensive income (loss):
Foreign currency translation adjustments	1,371	(3,242)	735
Total comprehensive income (loss)	$(1,204)	$(2,140)	$2,596

Earnings (loss) per share:
Basic	$(0.33)	$0.13	$0.22
Diluted	$(0.33)	$0.13	$0.22

Weighted average shares outstanding:
Basic	7,879,698	8,414,393	8,446,610
Diluted	7,879,698	8,458,473	8,476,777

Economic Earnings	$224	$4,200	$4,773
Economic EPS	$0.03	$0.50	$0.56

Dividends declared per share	$0.00	$0.43	$0.72

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in thousands, except per share and share amounts)
(unaudited)

	Six Months Ended
	June 30, 2020	June 30, 2019
REVENUES:
Advisory fees:
Asset-based	$20,430	$31,101
Performance-based	695	300
Trust fees	11,608	12,983
Trust performance-based fees	40	—
Other, net	(229)	1,187
Total revenues	32,544	45,571

EXPENSES:
Employee compensation and benefits	23,455	25,988
Sales and marketing	731	1,044
Westwood mutual funds	949	1,507
Information technology	4,061	4,259
Professional services	2,184	2,318
General and administrative	4,497	4,836
(Gain) loss on foreign currency transactions	(1,615)	1,544
Total expenses	34,262	41,496
Net operating income (loss)	(1,718)	4,075
Unrealized gains (losses) on private investments	(836)	—
Investment income	668	—
Other income	68	77
Income (loss) before income taxes	(1,818)	4,152
Income tax expense (benefit)	(345)	1,899
Net income (loss)	$(1,473)	$2,253
Other comprehensive income (loss):
Foreign currency translation adjustments	(1,871)	1,566
Total comprehensive income (loss)	$(3,344)	$3,819

Earnings (loss) per share:
Basic	$(0.18)	$0.27
Diluted	$(0.18)	$0.27

Weighted average shares outstanding:
Basic	8,147,045	8,406,367
Diluted	8,147,045	8,467,589

Economic Earnings	$4,424	$8,889
Economic EPS	$0.54	$1.05

Dividends declared per share	$0.43	$1.44

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value and share amounts)
(unaudited)

	June 30, 2020	December 31, 2019
ASSETS
Current Assets:
Cash and cash equivalents	$43,926	$49,766
Accounts receivable	10,751	13,177
Investments, at fair value	30,228	50,324
Prepaid income taxes	709	1,150
Other current assets	1,764	2,544
Total current assets	87,378	116,961
Investments	8,154	8,154
Noncurrent investments at fair value	3,401	4,238
Goodwill	19,804	19,804
Deferred income taxes	3,139	2,216
Operating lease right-of-use assets	6,981	7,562
Intangible assets, net	14,398	15,256
Property and equipment, net of accumulated depreciation of $7,827 and $7,395	3,741	4,152
Other long-term assets	425	364
Total assets	$147,421	$178,707
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities	$1,781	$2,145
Dividends payable	1,127	7,362
Compensation and benefits payable	3,912	9,975
Operating lease liabilities	1,666	1,584
Income taxes payable	192	289
Total current liabilities	8,678	21,355
Accrued dividends	371	1,303
Noncurrent operating lease liabilities	6,943	7,762
Total long-term liabilities	7,314	9,065
Total liabilities	15,992	30,420

Stockholders’ Equity:
Common stock, $0.01 par value, authorized 25,000,000 shares, issued 10,558,111 and outstanding 8,382,342 shares at June 30, 2020; issued 10,306,570 and outstanding 8,881,086 shares at December 31, 2019	106	103
Additional paid-in capital	208,572	203,441
Treasury stock, at cost - 2,175,758 shares at June 30, 2020; 1,425,483 shares at December 31, 2019	(78,050)	(63,281)
Accumulated other comprehensive loss	(4,814)	(2,943)
Retained earnings	5,615	10,967
Total stockholders’ equity	131,429	148,287
Total liabilities and stockholders’ equity	$147,421	$178,707

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(1,473)	$2,253
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	465	425
Amortization of intangible assets	858	836
Unrealized (gains) losses on investments	904	(600)
Stock-based compensation expense	4,921	5,683
Deferred income taxes	(939)	763
Non-cash lease expense	615	561
Changes in operating assets and liabilities:
Net sales of investments – trading securities	20,029	18,779
Accounts receivable	2,350	4,891
Other current assets	709	(589)
Accounts payable and accrued liabilities	(361)	(604)
Compensation and benefits payable	(5,790)	(10,357)
Income taxes payable	307	(288)
Other liabilities	(771)	(692)
Net cash provided by operating activities	21,824	21,061
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(56)	(402)
Purchases of investments	—	(250)
Net cash used in investing activities	(56)	(652)
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchases of treasury stock	(12,952)	(806)
Purchases of treasury stock for employee stock plans	(697)	(981)
Restricted stock returned for payment of taxes	(1,120)	(2,385)
Cash dividends	(11,043)	(13,860)
Net cash used in financing activities	(25,812)	(18,032)
Effect of currency rate changes on cash	(1,796)	1,484
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(5,840)	3,861
Cash and cash equivalents, beginning of period	49,766	52,449
Cash and cash equivalents, end of period	$43,926	$56,310

Supplemental cash flow information:
Cash paid during the period for income taxes	$288	$1,417
Accrued dividends	$1,498	$8,150
Accrued purchases of property and equipment	$—	$203

WESTWOOD HOLDINGS GROUP, INC. AND SUBSIDIARIES
Reconciliation of Net Income (Loss) to Economic Earnings
(in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended
	June 30, 2020	March 31, 2020	June 30, 2019
Net income (loss)	$(2,575)	$1,102	$1,861
Add: Stock-based compensation expense	2,305	2,616	2,430
Add: Intangible amortization	435	423	423
Add: Tax benefit from goodwill amortization	59	59	59
Economic Earnings	$224	$4,200	$4,773

Diluted weighted average shares	7,879,698	8,458,473	8,476,777
Economic EPS	$0.03	$0.50	$0.56

		Six Months Ended
		June 30, 2020	June 30, 2019
Net income (loss)		$(1,473)	$2,253
Add: Stock-based compensation expense		4,921	5,682
Add: Intangible amortization		858	836
Add: Tax benefit from goodwill amortization		118	118
Economic Earnings		$4,424	$8,889

Diluted weighted average shares		8,147,045	8,467,589
Economic EPS		$0.54	$1.05

As supplemental information, we are providing non-GAAP performance measures that we refer to as Economic Earnings and Economic EPS. We provide these measures in addition to, not as a substitute for, net income (loss) and earnings (loss) per share, which are reported on a GAAP basis. Our management and Board of Directors review Economic Earnings and Economic EPS to evaluate our ongoing performance, allocate resources, and review our dividend policy. We believe that these non-GAAP performance measures, while not substitutes for GAAP net income (loss) or earnings (loss) per share, are useful for management and investors when evaluating our underlying operating and financial performance and our available resources. We do not advocate that investors consider these non-GAAP measures without also considering financial information prepared in accordance with GAAP.
We define Economic Earnings as net income (loss) plus non-cash equity-based compensation expense, amortization of intangible assets, and deferred taxes related to goodwill. Although depreciation on fixed assets is a non-cash expense, we do not add it back when calculating Economic Earnings because depreciation charges represent an allocation of the decline in the value of the related assets that will ultimately require replacement. In addition, we do not adjust Economic Earnings for tax deductions related to restricted stock expense or amortization of intangible assets. Economic EPS represents Economic Earnings divided by diluted weighted average shares outstanding.